Exhibit 32

NKARTA, INC.

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Nkarta, Inc. (the "Company") on Form 10-Q for the period ended September 30, 2021 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), we, Paul J. Hastings, Chief Executive Officer of the Company, and Nadir Mahmood, Chief Financial and Business Officer, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of section 13(a) of the Securities Exchange Act of 1934; and
(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 10, 2021	By:	/s/ Paul J. Hastings
Paul J. Hastings
Chief Executive Officer

Date: November 10, 2021	By:	/s/ Nadir Mahmood
Nadir Mahmood
Chief Financial and Business Officer